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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 14, 1999


                    GMAC Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    333-64963
                            (Commission File Number)

                                   23-2811925
                      (I.R.S. Employer Identification No.)


650 Dresher Road, Horsham, Pennsylvania                               19044
(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 328-3164
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page 7
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Item 2.  Acquisition or Disposition of Assets.


     On September 14, 1999, a single series of certificates, entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C3 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1999, among GMAC Commercial Mortgage Securities,
Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of nineteen classes identified as the "Class X Certificates," the "Class A-1-a Certificates," "Class A-1-b Certificates," the "Class A-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of their respective cut-off dates (the "Cut-off Dates"), an aggregate principal balance of $1,152,022,048 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cut-off Date with respect to each of the Mortgage Loans is its Due Date in September, 1999. The Depositor acquired certain of the Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.1, between GMACCM as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.2, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.3, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.4, between GACC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Goldman Sachs Mortgage Company ("GSMC") pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.5, between GSMC as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Column Financial Inc. ("Column") pursuant to a mortgage loan purchase agreement dated August 26, 1999, attached hereto as Exhibit 99.6, between Column as seller and the Depositor as purchaser. The Depositor sold the Class X, Class A-1-a, Class A-1-b, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates to Deutsche Bank Securities Inc. ("DBS") and Goldman, Sachs & Co. ("GS") as the underwriters, pursuant to an underwriting agreement dated August 26, 1999, attached hereto as Exhibit 1.1, between DBS and GS as the underwriters, and the


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Depositor.  The Depositor  sold the Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class R-I, Class R-II and Class R-III Certificates to DBS, GS and G2 Opportunity Fund LP pursuant to two certificate purchase agreements each dated August 26, 1999.

     The Class X Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $1,152,022,048. The Class A-1-a Certificates have an initial Certificate Balance of $50,000,000. The Class A-1-b Certificates have an initial Certificate Balance of $190,976,000. The Class A-2 Certificates have an initial Certificate Balance of $600,000,000. The Class B Certificates have an initial Certificate Balance of
$51,840,000.  The Class C Certificates  have an initial  Certificate  Balance of
$57,601,000.  The Class D Certificates  have an initial  Certificate  Balance of
$20,160,000.  The Class E Certificates  have an initial  Certificate  Balance of
$37,440,000.  The Class F Certificates  have an initial  Certificate  Balance of
$23,040,000.  The Class G Certificates  have an initial  Certificate  Balance of
$57,601,000.  The Class H Certificates  have an initial  Certificate  Balance of
$8,640,000.  The Class J  Certificates  have an initial  Certificate  Balance of
$11,520,000.  The Class K Certificates  have an initial  Certificate  Balance of
$14,400,000.  The Class L Certificates  have an initial  Certificate  Balance of
$11,520,000.  The Class M Certificates  have an initial  Certificate  Balance of
$5,760,000. The Class N Certificates have an initial Certificate Balance of $11,524,048. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

Exhibit
  No.             Document Description
------            --------------------

1.1 Underwriting Agreement, dated as of August 26, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller, and Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Norwest Bank Minnesota, National Association as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.


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99.5      Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between
          Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6      Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between
          Column   Financial  Inc.  as  seller  and  GMAC  Commercial   Mortgage
          Securities, Inc. as purchaser.

99.7 Supplemental Agreement dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.

99.8 Supplemental Agreement dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.9 Supplemental Agreement dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and Column Financial Inc. as purchaser.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GMAC COMMERCIAL MORTGAGE
                                            SECURITIES, INC.

                                                   (Registrant)



Dated:  September 24, 1999                  By:/s/ David Lazarus
                                            ------------------------------------
                                            Name:    David Lazarus
                                            Title:   Vice President



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                                INDEX TO EXHIBITS

Exhibit
  No.             Document Description
-------           --------------------

1.1 Underwriting Agreement, dated as of August 26, 1999, between GMAC Commercial Mortgage Securities, Inc. as seller, and Deutsche Bank Securities Inc. and Goldman, Sachs & Co. as underwriters.

4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer and Norwest Bank Minnesota, National Association as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.3 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.4 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.5 Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between Goldman Sachs Mortgage Company as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

99.6      Mortgage Loan Purchase Agreement, dated as of August 26, 1999, between
          Column   Financial  Inc.  as  seller  and  GMAC  Commercial   Mortgage
          Securities, Inc. as purchaser.

99.7 Supplemental Agreement dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and German American Capital Corporation as purchaser.



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99.8      Supplemental  Agreement  dated as of August  26,  1999,  between  GMAC
          Commercial Mortgage Corporation as seller and Goldman Sachs Mortgage Company as purchaser.

99.9 Supplemental Agreement dated as of August 26, 1999, between GMAC Commercial Mortgage Corporation as seller and Column Financial Inc. as purchaser.


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